BankUnited Financial Corporation First Fiscal Quarter 2008 Financial Results January 24, 2008 Exhibit 99.2

Forward-Looking Information
This presentation may contain certain forward-looking statements, which are based on management's expectations regarding factors that may impact the company's earnings and performance in future periods. Words and phrases such as: "will likely result," "expect," "will continue," "anticipate," "estimate," "project," "believe,"
"intend," "should," “would,” "may," "can," "could," "plan," "target" and similar expressions are intended to identify "forward-looking statements." Actual results or performance could differ from those implied or contemplated by such statements. Factors that could cause future results and performance to differ materially from current management expectations include, but are not limited to, general business and economic conditions, either nationally or regionally; fiscal or monetary policies; significant weather events such as hurricanes; changes or fluctuations in the interest rate environment; a deterioration in credit quality and/or a reduced demand for credit; reduced deposit flows and loan demand; real estate values; competition from other financial service companies in our markets; legislative or regulatory changes, including, among others, changes in accounting standards, guidelines and policies; the issuance or redemption of additional Company debt or equity; the concentration of operations in Florida, if Florida business or economic conditions decline; reliance on other companies for products and services; the impact of war and the threat and impact of terrorism; volatility in the market price of the Company’s common stock; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company’s operations, price, products and delivery of services.
Please refer to the documents that BankUnited Financial Corporation files periodically with the SEC, such as the
Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in this presentation.

Alfred R. Camner Chairman and Chief Executive Officer

First-Quarter Review
Loss of $25.5 million, or $0.73 per share
Recorded a provision of $65.0 million reflecting the
nationwide deterioration in the housing market and the rising level of delinquencies
Earnings, not including provision for loan loss of $17.3
million*
Net charge-offs of $6.0 million, or 0.19%, annualized of total loans
Allowance for loan loss of $118 million; 0.93% of loans
* See GAAP to Non-GAAP reconciliation on page 21

Repositioning the Company
Initiated a review of the business and began developing a
strategic plan
Key goals of the plan
Transitioning to retail commercial bank
Improving the capital position and profitability of the
Company
Goal = Improved Shareholder Return

Strengthening Capital Structure
Maintaining a strong capital position
BankUnited, FSB Tier 1 capital of 8.1%
Shrinking the balance sheet
Reducing residential balances by decreasing production
Shifting mix of production to more saleable product
These actions will further strengthen our capital ratios
Maintaining capital levels in excess of the regulatory well
capitalized level
Additional tangible equity support to be provided by $184 million of HiMEDS equity units scheduled to convert to common equity in May 2010 at a minimum price of $23.40 per share

Wholesale Residential Lending
Wholesale lending
Consolidated nine operations centers to three
Announced closing of four of nine sales offices today
–
Arizona, California, Colorado and Oregon
These actions reduce wholesale lending staff by 45%
and reduce annualized run rate of expenses significantly
Emphasis on saleable product
–
Primarily conforming agency and other conduits

Credit Standards
Conservative underwriting standards
No subprime lending
No piggybacking
Loans originated with an LTV over 80% are required to
purchase mortgage insurance
Loans underwritten at the fully indexed rate
Strict appraisal review process
Limited exposure to condos
No high-rise construction loans in downtown Miami
Strengthened risk management programs

Ramiro Ortiz President and Chief Operating Officer

First-Quarter 2008 Performance
Total deposits increased 14% YoY to $7.1 billion
Core deposits increased 13% YoY
Commercial and Commercial Real Estate loan balances
increased 10% YoY
Consumer loan balances increased 7% YoY
The core bank continues to perform well
We continue to build strong relationships with our customers
Key measurements of cross-sell and retention are solid

Repositioning the Company
We have realigned resources to support the core service areas of the bank
We continue to attract new customers
Neighborhood banking household relationships have grown from 58,000 at
4Q03 to 100,000 at 1Q08
Number of commercial borrowing relationships has grown from 73 at 4Q03 to 286 at 1Q08
We will grow our non-interest income

Bert Lopez Senior Executive Vice President Chief Financial Officer

First-Quarter 2008 Credit Summary
Non-Performing Loans
Q1 08 Q4 07
($ in thousands)
Total non-performing loans $384,426 $180,833
Real estate owned 46,909 27,732
Total non-performing assets $431,335 $208,565
Allowance for loan losses $117,658 $58,623

First-Quarter 2008 Credit Summary
1Q 08 4Q 07
Non-performing assets to total assets 2.99% 1.39%
Non-performing loans to total loans 3.05% 1.43%
Allowance for loan losses as a % of total loan portfolio 0.93% 0.46%
Allowance for loan losses as a % of non-performing loans 30.61% 32.42%
0.17% 0.11%
Net annualized q-t-d charge-offs as a % of avg total loan portfolio 0.19% 0.18%
Net residential annualized q-t-d charge-offs as a % of avg total loan portfolio
Strengthened risk management programs
Reduced LTVs and increased FICO requirements
Increased staffing in asset disposition area to approximately
50

December 2002
March 2003
June 2003
September 2003
December 2003
March 2004
June 2004
September 2004
December 2004
March 2005
June 2005
September 2005
December 2005
March 2006
June 2006
September 2006
December 2006
March 2007
June 2007
September 2007
December 2007

BankUnited
Banking For Locals, By Locals℠

15 Asset Quality Fiscal year end: September 30th -0.05% 0.58% 1.21% 1.83% 2.46% 3.09% 3.72% NPAs/Assets YTD NCOs/YTD Avg Loans

Residential Loan Portfolio at December 31, 2007
Other
15%
Virginia
5%
New Jersey
5%
Illinois
6%
Arizona
7%
California
9%
Florida
53%
Geography
Calendar Year
2006
36%
2005
21%
2004
11%
2003 & Prior, 11%
2007
21%
Vintages as a % of Total
Residential Loans
25% MI
29% MI
9% MI

17 Review of Portfolio for Discrepancies Geography Vintage Collateral Type Collateral Usage FICO LTV Doc Type Product No discrepancies except for 2006 vintage

2006 Vintage
$3.6 billion, or 36% of residential portfolio
29% of the portfolio has mortgage insurance
Mortgage insurance payments as expected
Continue to monitor insurers’ performance
58% of non-performing assets

| | | | |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |

Banking For Locals, By Locals℠

Strong Liquidity and Capital Position
Other Deposits
14%
Core Deposits
35%
Equity
& Other
5%
LT
Debt
4%
Other
Liabilities
1%
ST Debt
41%
Liability Funding
Total
Risk
Based
Tier 1
Risk
Based
Tier 1
Leverage
10.0% 6.0% 5.0%
Well Capitalized
Minimum Ratio
$674
14.4%
$1,153
$454 $442
Amount in Excess
of Well
Capitalized*
15.7% 8.1%
Actual Ratio
$1,253 $1,163
Amount
BankUnited, FSB Capital Ratios at Dec. 31, 2007
*Based on Office of Thrift Supervision regulations adopted to implement the prompt corrective action provisions of the Federal Deposit Insurance Act of 1991
$, in millions

Expenses
FY08 budgeted expenses are targeted below FY07,
excluding asset disposition costs
Reduction of FTE from 1,503 at 4Q07 to 1341 today
Continual reallocation of FTE’s
Strategic plan will include an extensive review of our
expense structure

GAAP to Non-GAAP Reconciliation
BankUnited Financial Corporation
Quarter Ended December 30, 2007 Earnings Release (continued)
For the Three Months Ended
September 30,
2007
Reconciliation of GAAP to non-GAAP measures: (in thousands)
Net income:
GAAP net income 6,398
$
Plus: after-tax effect of  provision for loan losses 12,568
Earnings, not including provision for loan loss* 18,966
$
*
BankUnited believes earnings, not including provision for loan losses, a Non-GAAP Measure provides useful information to investors for the performance of financial analysis. BankUnited uses Earnings, not including provision for loan losses internally to execute its in-period financial operating performance and to plan for future periods. However, Earnings, not including provision for loan losses is neither stated in accordance with, nor is it a substitute for, GAAP measures.
December 31,
December 31,
2007 2006
(25,504)
42,770
17,266
27,368
2,640
30,008
$
$
$
$

BankUnited Financial Corporation Thank You